UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2003

TRIZEC PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Of Incorporation	001-16765 (Commission File No.)	33-0387846 (IRS Employer Identification No.)

233 South Wacker Drive, 46th Floor, Chicago IL      60606
(Address of Principal Executive Offices)                     (Zip Code)

(312) 798-6000
(Registrants telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Items

     On April 10, 2003, Trizec Properties, Inc. issued a news release announcing the resignation of Joanne Ranger as Senior Vice President and Chief Accounting Officer, effective May 30, 2003.  In addition to her regular duties, Ms. Ranger has been acting as co-interim CFO since December, 2002. With her departure, Jeffrey Echt, Senior Vice President, Finance & Treasury, will assume full interim CFO responsibilities, reporting to President & CEO Timothy Callahan, while the Company continues to consider candidates for the CFO position.  The full text of the news release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     The following exhibit is filed with this report.

Exhibit No.	Description

99.1	Press Release dated April 10, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC. (Registrant)

Date: April 10, 2003	/s/William Tresham William Tresham Senior Vice President, Operations

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